CUSIP NO. 82509L107	13 G	Page 23 of 25

EXHIBIT A

Agreement of Joint Filing

The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Class A Common Stock of Shopify Inc. be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Date: March 17, 2017

GEORGIAN PARTNERS GROWTH FUND I, LP
By: Georgian Partners I GP, LP, its general partner
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS GROWTH FUND (INTERNATIONAL) I, LP
By: Georgian Partners I GP, LP, its general partner
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS GROWTH FUND (FOUNDERS) I, LP
By: Georgian Partners I GP, LP, its general partner
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS GROWTH FUND (FOUNDERS INTERNATIONAL) I, LP
By: Georgian Partners I GP, LP, its general partner
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS GROWTH FUND II, LP
By: Georgian Partners II GP, LP, its general partner
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

CUSIP NO. 82509L107	13 G	Page 24 of 25

GEORGIAN PARTNERS GROWTH FUND (INTERNATIONAL) II, LP
By: Georgian Partners II GP, LP, its general partner
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN GROWTH FUND 1, LP
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS I GP, LP
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS II GP, LP
By: Georgian Partners I GP Inc., its general partner

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS I GP INC.

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

GEORGIAN PARTNERS II GP INC.

By:	/s/ John Berton
Name:	John Berton
Title:	Managing Director

JOHN BERTON

/s/ John Berton
John Berton

CUSIP NO. 82509L107	13 G	Page 25 of 25

SIMON CHONG

/s/ Simon Chong
Simon Chong

JUSTIN LAFAYETTE

/s/ Justin Lafayette
Justin Lafayette